EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW
Overview
Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on newly originated residential mortgage loans purchased by Redwood Residential Acquisition Corporation. The review included a total of 991 newly originated residential mortgage loans, in connection with the securitization identified as SEMT 2026-INV2 (the “Securitization”). The Review was conducted from September 2025 through February 2026 on mortgage loans originated between August 2025 and December 2025.
Scope of Review
Credit Review
Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.
The Credit Review attempted to confirm the following:
a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.
Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule
i.	Pricing Thresholds:
a.	Pricing for First Lien Loans:
i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.
b.	Pricing for Subordinate Lien Loans:
i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.
c.	Pricing for Manufactured Homes:
i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.
ii.	Consider Income and Assets:
o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan);
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.
iii.	Verification of Income and Assets:
a.
Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;
ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review
 Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.  The Compliance Review included the following:
a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High-Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and HighCost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test

ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording
The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.  Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.
Valuation Review
 Consolidated Analytics performed a “Valuation Review,” which included the following:
a.
Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.
Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guideline from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.
For loans reviewed in a post-close valuation review scenario (991 loans in total):
Two (2) loans had a Secondary Appraisal, three-hundred thirty (330) loans had an AVM, and one hundred fifty-one (151) loans had a Desktop Review.
If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed.  There were two (2) occurrences of this.
Seventeen (17) loans had a Field Review or BPO, zero (0) loans had a Second Desk Review, and zero (0) loans had a Full Appraisal Review.
Product totals may not sum due to multiple products for each loan
TAPE INTEGRITY REVIEW RESULTS SUMMARY
Of the nine-hundred ninety-one (991) mortgage loans reviewed, ninety-eight (98) unique mortgage loans (9.89% by loan count) had a total of one hundred fourteen (114) discrepancies across sixteen (16) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Property Attachment Type	49	42.98%
Subject Property Type	18	15.79%
Refinance Purpose	14	12.28%
Escrow Flag	5	4.39%
Property Type	5	4.39%
Qualifying Total Debt Income Ratio	4	3.51%
Pricing Doc Type	3	2.63%
Interest Rate	3	2.63%
Property Zip Code	3	2.63%
Qualifying FICO	2	1.75%
Cash out Include Debt Paid at Close	2	1.75%
Borrower 2 Origination FICO	2	1.75%

Number of Units	1	0.88%
Property State	1	0.88%
ULI	1	0.88%
Property City	1	0.88%
Grand Total	114	100.00%

Summary of Results
OVERALL RESULTS SUMMARY
Final Loan Grades
Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	794	$307,560,021.50	80.12%
Event Grade B	197	$74,572,093.00	19.88%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	991	$382,132,114.50	100.00%
Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	954	96.27%
Event Grade B	37	3.73%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	991	100.00%
Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	940	94.85%
Event Grade B	51	5.15%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	991	100.00%
Valuation Results:
Event Grade	Event Grade	Event Grade
Event Grade A	Event Grade A	Event Grade A
Event Grade B	Event Grade B	Event Grade B
Event Grade C	Event Grade C	Event Grade C
Event Grade D	Event Grade D	Event Grade D
Total Sample	Total Sample	Total Sample

Exception Category Summary
The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	650
		Rent Loss Insurance Missing	60
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	54
		Borrower 1 Paystubs Missing	21
		Borrower 1 W2/1099 Missing	20
		HO6 Master Insurance Policy is Missing	15
		Audited DTI Exceeds AUS DTI	14
		Borrower 1 Photo Identification not provided	12
		Borrower Non-US Citizen Identification Document Missing	12
		Income and Employment Do Not Meet Guidelines	11
		Borrower 1 3rd Party VOE Prior to Close Missing	10

Hazard Insurance Policy is Missing	7
Borrower 2 Paystubs Missing	6
Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	6
Borrower 2 3rd Party VOE Prior to Close Missing	6
Borrower 2 W2/1099 Missing	6
Housing History Does Not Meet Guideline Requirements	5
Missing VOM or VOR	5
HO-6 Insurance Policy is Missing	5
Missing Verification of Mortgage	5
Approval/Underwriting Summary Not Provided	5
Borrower 2 Photo Identification not provided	4
Asset Qualification Does Not Meet Guideline Requirements	4
AUS Partially Provided	4
Audited Reserves are less than AUS Required Reserves (Dollar Amount)	3
Mortgage Insurance Cert Missing	3
Missing final HUD-1 from sale of non-subject property	3
Verification of Borrower Liabilities Missing or Incomplete	3
Missing Lender Income Calculation Worksheet	3
Business Purpose Affidavit/Disclosure Missing	3
Missing letter of explanation	3
Hazard Insurance Policy is Partial	3
Flood Certificate Missing	3
The Deed of Trust is Incomplete	2
Borrower 1 Business Tax Returns Missing	2
Title Document is Partially Present	2
Asset General	2
PUD Rider is Missing	2
Assets do not meet guideline requirements	2
The Total Hazard Coverage is LESS than the Required Coverage Amount	2
Audited AUS Interested Party Contribution Exceeds Guideline Program Maximum	2
Missing Letter of Explanation (Credit)	2
Audited CLTV Exceeds AUS CLTV	2
Named Insured on Hazard Insurance does not match Borrower(s) Name(s)	2
Asset 1 Does Not Meet Guideline Requirements	2
Satisfactory Chain of Title not Provided	2
Audited HCLTV Exceeds AUS HCLTV	2
The Final 1003 is Incomplete	2

Audited LTV Exceeds AUS LTV	2
Title Coverage is Less than Subject Lien	2
Missing explanation and supporting documentation for large deposit(s)	2
Missing Letter of Explanation (Assets)	2
Missing Credit Report Supplement	2
Borrower 2 Award Letter Missing	1
Borrower 1 Award Letter Missing	1
Flood Insurance Effective Date is after the Disbursement Date	1
Borrower 2 Deed of Trust Signature does not match Note	1
Borrower 1 Executed 4506-T Missing	1
Borrower 2 IRS Transcripts Missing	1
Rent Loss Coverage Not Sufficient	1
Audited LTV Exceeds Guideline LTV	1
Borrower 1 Paystubs Less Than 1 Month Provided	1
Asset 1 Missing	1
ATR: Reasonable Income or Assets Not Considered	1
Income 1 Months Income Verified is Missing	1
Potential Occupancy/Current Address Issues identified in the file	1
Income 5 Months Income Verified is Missing	1
Purchase Contract is Missing	1
Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	1
Condominium Project is Non-Warrantable	1
Income/Employment General	1
Fraud: Potential Identity Issues identified in the file	1
Leasehold Agreement Missing	1
Asset 3 Does Not Meet Guideline Requirements	1
Missing AUS Findings	1
Borrower 1 Business Bank Statements Less Than 24 Months Provided	1
Asset 3 Missing	1
Asset 4 Missing	1
Approval/Underwriting Summary Partially Provided	1
No evidence of required debt payoff	1
Audited Reserves are less than Guideline Required Reserves (Number of Months)	1
Property Title Issue	1
Missing Income - Bank Statements	1
Purchase Contract is Incomplete	1
Missing income documentation	1

	Purchase is not considered to be an Arm's Length Transaction	1
	Missing Lease Agreement	1
	Borrower 1 Lease Agreements Missing	1
	AUS Not Provided	1
	Borrower 2 Business Tax Returns Missing	1
	Asset 2 Missing	1
	Fraud: Potential Employment/income Issues identified in the file	1
	Asset Documents are Incomplete	1
	Hazard Insurance Effective Date is after the Disbursement Date	1
	Borrower 2 Tax Returns Not Signed	1
	Audited DTI Exceeds Guideline DTI	1
	Borrower 1 1040 Schedule E Missing	1
	Total Credit Grade (A) Exceptions:	1058
B	Borrower 1 W2/1099 Missing	5
	Income and Employment Do Not Meet Guidelines	4
	Audited AUS Interested Party Contribution Exceeds Guideline Program Maximum	4
	Borrower 1 Paystubs Missing	3
	Borrower 2 Paystubs Missing	3
	Missing VOM or VOR	2
	Housing History Does Not Meet Guideline Requirements	2
	Title Coverage is Less than Subject Lien	2
	Audited Reserves are less than AUS Required Reserves (Dollar Amount)	2
	Missing Letter of Explanation (Credit)	2
	Audited Reserves are less than AUS Required Reserves (Number of Months)	2
	Borrower 1 Credit Report is Incomplete	2
	Borrower 2 W2/1099 Missing	2
	Borrower 1 IRS Transcripts Missing	1
	Borrower 1 Tax Returns Not Signed	1
	Loan does not conform to program guidelines	1
	Approval/Underwriting Summary Partially Provided	1
	Purchase Contract is Incomplete	1
	The Total Hazard Coverage is LESS than the Required Coverage Amount	1
	Audited DTI Exceeds AUS DTI	1
	Borrower 1 3rd Party VOE Prior to Close Missing	1
	Asset Qualification Does Not Meet Guideline Requirements	1
	Audited Interested Party Contribution Exceeds Guideline Program Maximum	1
	Potential Occupancy/Current Address Issues identified in the file	1
	Hazard Insurance Effective Date is after the Disbursement Date	1

		Asset 1 Expired	1
		HO6 Insurance Policy Effective Date is after the Note Date	1
		VOE performed more than 10 days prior to closing	1
		Borrower residency documentation not provided or issue with documentation	1
		Condominium Project is Non-Warrantable	1
		Total Credit Grade (B) Exceptions:	52
Compliance	A	No Compliance Findings	368
		Qualified Mortgage Safe Harbor Threshold	39
		Missing Required Affiliated Business Disclosure	29
		Charges That Cannot Increase Test	21
		Revised Loan Estimate Delivery Date Test (prior to consummation)	19
		Qualified Mortgage Lending Policy Points and Fees Test	6
		NC Rate Spread Home Loan Test	6
		Lender Credits That Cannot Decrease Test	6
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	4
		Charges That In Total Cannot Increase More Than 10% Test	4
		Initial Loan Estimate Delivery Date Test (from application)	3
		Initial Closing Disclosure Delivery Date Test	3
		eSigned Documents Consent is Missing	2
		RESPA Homeownership Counseling Organizations Disclosure Date Test	1
		Final CD: Closing Date is missing or inaccurate	1
		Service provider list not provided within 3 days of application	1
		Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
		Regulation § 1026.43(c)(2)(v) failure - The consumer's monthly payment for mortgage-related obligations not properly considered	1
		NJ Prohibited Fees Test	1
		Collateral Protection Notice is Missing	1
		WV Fees, Compensation, and Points Test	1
		Colo. Rev. Stat. Ann. § 5-3-105 - Cosigner Notice Disclosure was not provided	1
		TRID: Closing Disclosure not received by the borrower 3 days prior to consummation	1
		Lender did not provide ATR/QM Status Determination	1
		Cal. Civ. Code § 1799.91 - Cosigner Notice Disclosure was not provided (Disclosure Page v2)	1
		Missing Initial Escrow Disclosure	1
		Total Compliance Grade (A) Exceptions:	523
	B	Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	31
		Missing Required Affiliated Business Disclosure	8

		Qualified Mortgage Safe Harbor Threshold	5
		Charges That In Total Cannot Increase More Than 10% Test	4
		Charges That Cannot Increase Test	4
		TILA Finance Charge Test	2
		Qualified Mortgage Lending Policy Points and Fees Test	1
		Lender Credits That Cannot Decrease Test	1
		Total Compliance Grade (B) Exceptions:	56
Property	A	No Property Findings	502
		Third Party Valuation Product Not Provided within 10% Tolerance	346
		Property/Appraisal General	30
		Condo Approval Missing	6
		FEMA Post Disaster Inspection Report not Provided	5
		Subject property appraisal is not on an as-is basis (Primary Value)	4
		External Obsolescence Present	2
		FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	2
		UCDP Summary Report is Missing	1
		HOA Does Not Meet Guidelines	1
		Valuation product is deficient	1
		HOA Questionnaire is Missing	1
		Missing Private Road Maintenance Agreement	1
		Total Property Grade (A) Exceptions:	902
	B	Property Inspection Waiver Used at Origination	112
		Property/Appraisal General	3
		Condo Approval Missing	2
		External Obsolescence Present	2
		HOA Questionnaire is Missing	1
		Appraisal incomplete (missing map, layout, pages, etc.)	1
		Appraisal is Expired	1
		Total Property Grade (B) Exceptions:	122

Event Grade Definitions
Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B
The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.

C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A
The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

B
The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines.  The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

C
The loan does not substantially meet the published guidelines.  There are not sufficient compensating factors that justify exceeding the published guidelines.  The employment, income, assets or occupancy are not supported and justifiable.  The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.

D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B
The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.

C
The loan violates one material law or regulation.  The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A
The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination.  The appraiser was appropriately licensed and used GSE approved forms.

B
The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller.  The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines.  The appraisal was performed on an "as-is" basis and the property is complete and habitable.  The appraiser was appropriately licensed and used GSE approved forms.

C
The value is not supported within 10% of the original appraisal.  The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines.  The property is in below “average” condition or the property is not complete or requires significant repairs.  The appraisal was not performed on an “as is” basis.  The appraiser was not appropriately licensed or did not use GSE approved forms.

D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.